ELFUN DIVERSIFIED FUND

(the “Fund”)

Supplement dated October 15, 2019 to the Summary Prospectus dated April 30, 2019,

as may be revised and/or supplemented from time to time

Effective October 21, 2019, Michael Martel, Leo Law, and Seamus Quinn replace Jeffrey Palma and Geoffrey Preston as Portfolio Managers on the Fund. Accordingly, effective October 21, 2019, the Prospectus and SAI are revised as follows:

•	On page 10 of the Summary Prospectus, the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSGA Funds Management, Inc.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Michael Martel, Leo Law, and Seamus Quinn. They each have served as portfolio managers on the Fund since October 2019.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE